                                                                    EXHIBIT 99.1

                                  [INDUS LOGO]


FOR IMMEDIATE RELEASE

CONTACTS:
Indus International                       Cameron Associates
Gary Frazier, Corporate Communications    Al Palombo, Investor Relations
770-989-4188, gary.frazier@indus.com      212-554-5488, al@cameronassoc.com


     INDUS INTERNATIONAL DELIVERS FIFTH CONSECUTIVE QUARTER OF PROFITABILITY
                WITH RELEASE OF THIRD QUARTER FISCAL '06 EARNINGS


ATLANTA, JANUARY 27, 2006 -- Indus International Inc. (NASDAQ: IINT), a leading Service Delivery Management (SDM) solution provider, today announced its results of operations for its third quarter ended December 31, 2005.

The Company reported its fifth consecutive quarter of profitability with total revenues for the third quarter of $34.7 million, an increase of 3 percent when compared to $33.7 million in the same quarter last year. Software license revenues totaled $8.1 million, an increase of 15 percent compared to the $7.0 million in software license revenues during the same period a year ago. Net income for the third quarter of fiscal 2006 increased 14 percent to $2.9 million, or $0.05 per fully diluted share, from $2.6 million, or $0.04 per fully diluted share in the same quarter last year. The cash balance as of December 31, 2005, was $39.3 million, an increase of $0.8 million from September 30, 2005.

Adjusted net income for the third quarter of fiscal 2006, which excludes restructuring and settlement expenses, was $3.0 million, or $0.05 per fully diluted share, compared to $1.6 million, or $0.03 per fully diluted share, in the third quarter of last year. A reconciliation of adjusted net income is included with the financial statements that are part of this press release.

KEY QUARTERLY FINANCIAL AND BUSINESS HIGHLIGHTS:

         o Adjusted net income increased 89 percent, or $1.4 million, to $3.0 million for the quarter ended December 31, 2005, from $1.6 million in the third quarter of last year.

         o Adjusted EPS increased to $0.05 per diluted share for the quarter ended December 31, 2005, from $0.03 per diluted share.

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                       Indus Announces Fiscal Third Quarter 2006 Results, page 2


         o Cash increased $0.8 million from September 30, 2005, to $39.3 million, and increased $5.4 million in the nine months ended December 31, 2005.

         o The Company signed a multimillion-dollar contract with an existing customer which standardized its nuclear fleet on Indus, replacing competing products in several plants.

         o A significant contract was signed with a new utility customer in the Central European region, which the Company has identified as a key growth area.

         o The Company continued to expand solutions with existing customers, including Georgia Pacific, NexInnovations, PAKS, Platte River, Progress Energy and Southern Company, among others.

         o The Company achieved 31-percent growth in license revenue over the previous quarter and 15-percent growth over the same quarter last year.

         o Gross margin increased to 62 percent of revenues in the third quarter of fiscal 2006, compared to 59 percent of revenues for the previous quarter and the same quarter last year.

         o The Company achieved 7-percent growth in year-over-year recurring revenue, demonstrating steady customer loyalty.

EXECUTIVE COMMENTARY

"I am proud of what Indus has accomplished as we continue to execute in a focused manner on the strategy we set three years ago," said Indus President and CEO Greg Dukat. "This strategy is bearing fruit as evidenced by growing market share within our traditional markets as well as new market segments. Our successful execution and growing opportunities in these areas validates that we are providing the right solutions to the right markets at the right time and are well-positioned for sustained leadership in our target markets."

Indus Chief Financial Officer Pat Henn added, "I'm extremely pleased with our performance this quarter in growing license revenues and recurring revenues, while improving our margins in professional services, which helped lead to continued growth in our cash balance. We remain focused on improving profitability and cash flows from operations, and this quarter is another example of success."


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                       Indus Announces Fiscal Third Quarter 2006 Results, page 3


BUSINESS OUTLOOK

For our fiscal year ending on March 31, 2006, we currently project adjusted net income, which excludes restructuring charges and benefits, to fall within a range of $0.12 and $0.18 per fully diluted share. A reconciliation of adjusted net income (loss) is included as part of this press release. These projections assume no significant changes to the current general economic environment and the capital spending environments within our markets over the course of the year.

INVESTOR CALL

As previously announced, Indus will conduct an investor conference call to discuss the Company's results and other matters related to the Company at 11:00 a.m. EST today. Investors may access the conference call over the Internet via the Company's Website (investor.indus.com), or via telephone by dialing 800-938-0653 (International callers dial 973-321-1100). Those listening via the Internet should go to the site 15 minutes early to register, download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay will be available through February 10, 2006, by dialing 877-519-4471 (international callers dial 973-341-3080) and entering conference ID #6893575; or by going to the Company's Website (Investor.Indus.com).

Like most companies, Indus will be taking live questions from securities analysts and institutional portfolio managers, but the complete call is open to all interested parties on a listen-only basis. Furthermore, individual investors may submit questions at any time prior to and during the call by sending an email to investorqa@indus.com.

ABOUT INDUS INTERNATIONAL

Indus is a leading Service Delivery Management (SDM) solution provider, helping clients in a broad array of industries optimize the management of their customers, workforce, spare parts inventory, tools and documentation in order to maximize performance and customer satisfaction while achieving significant cost savings. Indus customer, asset and workforce management software products, professional services and hosted service offerings improve our clients' profitability by reducing costs, increasing capacity and competitiveness, improving service to their customers, facilitating billing for services and ensuring regulatory compliance. Indus

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                       Indus Announces Fiscal Third Quarter 2006 Results, page 4


solutions have been purchased by more than 400 companies in more than 40 countries, representing diverse industries -- including manufacturing, utilities, telecommunications, government, education, transportation, facilities and property management, high tech, consumer packaged goods and more. For more information, visit our Website at http://www.indus.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains statements, estimates or projections that are not historical in nature and that may constitute "forward-looking statements" as defined under U.S. federal securities laws. These statements include, but are not limited to, estimated operating results for the year ending March 31, 2006, and sustaining leadership in our target markets. These statements, which speak only as of the date given, are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our expectations or projections. These risks include, but are not limited to, projected growth in the emerging service delivery management market, market acceptance of our service delivery management strategy, current market conditions for our products and services, our ability to achieve growth in our asset management and customer management offerings, market acceptance and the success of our new products and enhancements and upgrades to our existing products, the success of our product development strategy, our competitive position, the ability to establish and retain partnership arrangements, our ability to develop our indirect sales channels, changes in our executive management team, uncertainty relating to and the management of personnel changes, the ability to realize the anticipated benefits of our restructurings, timely development and introduction of new products, releases and product enhancements, current economic conditions, heightened security and war or terrorist acts in countries of the world that affect our business, and other risks identified from time-to-time in the Company's SEC filings. Investors are advised to consult the Company's filings with the SEC, including its 2005 Annual Report on Form 10-K and the Form 10-Q for the quarter ended December 31, 2005, anticipated to be filed with the SEC on or before February 9, 2006, for a further discussion of these and other risks.

The information presented in this press release includes financial measures using accounting principles generally accepted in the U.S. ("GAAP") and using adjustments to GAAP. In particular, we have shown certain GAAP measures adjusted to eliminate restructuring and settlement expenses as well as subsequent revisions of the estimates used in the determination of such charges which relate to excess lease costs for vacated space and severance costs in the periods shown and discussed herein. We have presented such non-GAAP financial measures because we believe that they allow management to view trends and changes in operating performance excluding the effects of certain items, they are helpful for a period-to-period comparison of our results and are frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.

Indus is a registered trademark of Indus International Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

                                       ###


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                       Indus Announces Fiscal Third Quarter 2006 Results, page 5


                            INDUS INTERNATIONAL, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                               December 31,        March 31,
                                                                   2005              2005
                                                               ------------       ------------
ASSETS                                                          (Unaudited)
CURRENT ASSETS:

Cash and cash equivalents                                      $     33,205       $     27,779
Restricted cash                                                         769                194
Billed accounts receivable, net                                      25,258             17,225
Unbilled accounts receivable                                          4,329             12,240
Other current assets                                                  3,197              3,672
                                                               ------------       ------------
  Total current assets                                               66,758             61,110

Property and equipment, net                                          27,698             30,755
Capitalized software, net                                             4,074              5,014
Goodwill                                                              7,442              7,442
Acquired intangible assets, net                                       9,428             10,536
Restricted cash, noncurrent                                           5,293              5,821
Other assets                                                            229                427
                                                               ------------       ------------
               Total assets                                    $    120,922       $    121,105
                                                               ============       ============
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Notes payable                                                  $        767       $        767
Accounts payable                                                      4,432              4,208
Accrued liabilities                                                  19,506             19,213
Deferred revenue                                                     32,171             33,239
                                                               ------------       ------------
  Total current liabilities                                          56,876             57,427

Income taxes payable                                                  2,813              3,137
Mortgage and other liabilities                                       14,245             20,128

STOCKHOLDERS' EQUITY:

Common stock                                                             59                 58
Additional paid-in capital                                          162,488            165,280
Treasury stock, at cost                                                  --             (4,681)
Deferred compensation                                                  (513)                --
Accumulated deficit                                                (115,204)          (121,322)
Accumulated other comprehensive income                                  158              1,078
                                                               ------------       ------------
  Total stockholders' equity                                         46,988             40,413
                                                               ------------       ------------

               Total liabilities and stockholders' equity      $    120,922       $    121,105
                                                               ============       ============


    Indus International, Inc. 3301 Windy Ridge Parkway Atlanta Georgia 30339
                       Tel: 770.952.8444 Fax: 770.989.4231

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


                       Indus Announces Fiscal Third Quarter 2006 Results, page 6


                            INDUS INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, except per share data)
                                   (Unaudited)


                                                Three Months Ended             Nine Months Ended
                                                   December 31,                   December 31,
                                           ----------------------------    ----------------------------
                                               2005            2004            2005             2004
                                           ------------    ------------    ------------    ------------
                                                           (As restated)                   (As restated)
                                                                (1)                              (1)
REVENUE:
   Software license fees                   $      8,075    $      7,041    $     20,867    $     23,016
   Services:
       Support, outsourcing and hosting          15,189          14,153          44,253          44,267
       Consulting, training and other            11,480          12,477          36,103          37,506
                                           ------------    ------------    ------------    ------------
Total revenue                                    34,744          33,671         101,223         104,789
                                           ------------    ------------    ------------    ------------

Cost of revenue:
   Software license fees                            496             598           1,474           3,248
   Services:
       Support, outsourcing and hosting           3,578           3,875          10,613          13,297
       Consulting, training and other             9,047           9,449          27,966          29,402
                                           ------------    ------------    ------------    ------------
Total cost of revenue                            13,121          13,922          40,053          45,947
                                           ------------    ------------    ------------    ------------
Gross margin                                     21,623          19,749          61,170          58,842
                                           ------------    ------------    ------------    ------------

OPERATING EXPENSES:
   Research and development                       7,403           7,179          22,616          23,246
   Sales and marketing                            7,533           7,483          20,948          22,429
   General and administrative                     4,066           3,717          11,814          11,063
   Restructuring and settlement expenses             45            (991)            129          10,548
                                           ------------    ------------    ------------    ------------
       Total operating expenses                  19,047          17,388          55,507          67,286
                                           ------------    ------------    ------------    ------------
Operating income (loss)                           2,576           2,361           5,663          (8,444)

Other income (expense), net                         247              60             383             (53)
                                           ------------    ------------    ------------    ------------
Pre-tax income (loss)                             2,823           2,421           6,046          (8,497)

Provision (benefit) for income taxes               (101)           (141)            (72)             80
                                           ------------    ------------    ------------    ------------
NET INCOME (LOSS)                          $      2,924    $      2,562    $      6,118    $     (8,577)
                                           ============    ============    ============    =============
NET INCOME (LOSS) PER SHARE:

          Basic                            $       0.05    $       0.04    $       0.11    $      (0.15)
                                           ============    ============    ============    ============
          Diluted                          $       0.05    $       0.04    $       0.10    $      (0.15)
                                           ============    ============    ============    ============

SHARES USED IN COMPUTING PER SHARE DATA:

          Basic                                  58,025          57,285          57,800          57,195
          Diluted                                60,519          57,897          59,658          57,195

(1) As reported on May 10, 2005, the Company restated previously issued financial statements dating back to the fiscal year ended December 31, 2000 to reflect a correction in its accounting practices for leases and leasehold improvements.

    Indus International, Inc. 3301 Windy Ridge Parkway Atlanta Georgia 30339
                       Tel: 770.952.8444 Fax: 770.998.4231

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


                       Indus Announces Fiscal Third Quarter 2006 Results, page 7


                            INDUS INTERNATIONAL, INC.
                  RECONCILIATION OF ADJUSTED NET INCOME (LOSS)
                      (In Thousands, except per share data)
                                   (Unaudited)


                                                      Three Months Ended           Nine Months Ended
                                                          December 31,                December 31,
                                                     ----------------------       ----------------------
                                                       2005          2004           2005          2004
                                                     --------      --------       --------      --------
                                                                      (As                         (As
                                                                   restated)                    restated)
                                                                      (1)                         (1)
RECONCILIATION OF ADJUSTED NET INCOME (LOSS) *:

   Net income (loss)                                 $  2,924      $  2,562       $  6,118      $ (8,577)
   Restructuring and settlement expenses                   45          (991)           129        10,548
   Income tax effect                                       --            --             --            --
                                                     --------      --------       --------      --------

   Adjusted net income*                              $  2,969      $  1,571       $  6,247      $  1,971
                                                     ========      ========       ========      ========


                                                     --------      --------       --------      --------
ADJUSTED NET INCOME PER DILUTED SHARE*               $   0.05      $   0.03       $   0.10      $   0.03
                                                     ========      ========       ========      ========


(1) As reported on May 10, 2005, the Company restated previously issued financial statements dating back to the fiscal year ended December 31, 2000 to reflect a correction in its accounting practices for leases and leasehold improvements.

* The information presented above includes financial measures using accounting principles generally accepted in the U.S. ("GAAP") and using adjustments to GAAP. In particular, we have shown certain GAAP measures adjusted to eliminate restructuring and settlement expenses, as well as subsequent revisions of the estimates used in the determination of such expenses, relating to excess lease costs for vacated office space, severance costs and contract settlement costs. We have presented such non-GAAP financial measures because we believe that they allow management to view trends and changes in operating performance excluding the effects of certain items, they are helpful for a period-to-period comparison of our results and are frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.

    Indus International, Inc. 3301 Windy Ridge Parkway Atlanta Georgia 30339
                       Tel: 770.952.8444 Fax: 770.989.4231

                                      -end-